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                                                                    BOARDWALK
                            MULTIFAMILY NOTE

US $9,870,000.00                                           Tampa     Florida
    --------------                                    ---------------
                                                           City

                                                           As of July 1, 1996
     FOR VALUE RECEIVED, the undersigned promise to pay HOUSING FINANCE AUTHORITY OF BROWARD COUNTY, FLORIDA or order, the principal sum of NINE MILLION EIGHT HUNDRED SEVENTY THOUSAND AND NO/100 Dollars, with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of
6.90 percent per annum. The principal and interest shall be payable at c/o GMAC COMMERCIAL MORTGAGE CORPORATION, 650 Dresher Road, Horsham, PA
19044 or such other place as the holder hereof may designate in writing, in consecutive monthly installments of SEVENTY-FIVE THOUSAND NINE HUNDRED THIRTY AND 68/100 Dollars (US $75,930.68) on the first day of the month beginning August 1, 1996, (herein "amortization commencement date"), until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on July 1, 2016.

     If any installment under this Note is not paid when due, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any default by the undersigned regardless of any prior forbearance. In the event of any default in the payment of this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all expenses and costs, including, but not limited to, attorney's fees.

     If any installment under this Note is not received by the holder hereof within four (4) calendar days after the installment is due, the undersigned shall pay the holder hereof a late charge of five (5) percent of such installment, such late charge to be immediately due and payable without demand by the holder hereof. If any installment under this Note remains past due for thirty (30) calendar days or more, the outstanding principal balance of this Note shall bear interest during the period in which the undersigned is in default at a rate of 10.90 percent per annum, or, if such increased rate of interest may not be collected from the undersigned under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the undersigned under applicable law.

     From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

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     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     The indebtedness evidenced by this Note is secured by a Mortgage dated as of even date herewith and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note shall be governed by the law of the jurisdiction in which the Property subject to the Mortgage is located.

     THIS MULTIFAMILY NOTE HAS BEEN AMENDED AND SUPPLEMENTED IN CERTAIN RESPECTS AS SET FORTH IN (i) THE ADDENDUM TO MULTIFAMILY NOTE AND (ii) THE SUPPLEMENTAL ADDENDUM TO MULTIFAMILY NOTE (COLLECTIVELY, THE "ADDENDA"), ANNEXED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PRINTED PORTIONS OF THIS MULTIFAMILY NOTE AND PROVISIONS OF THE ADDENDA, THE PROVISION OF THE ADDENDA SHALL CONTROL.


                          BORROWER:
                          OTC APARTMENTS LIMITED PARTNERSHIP, a
                          Florida limited partnership

                          By:  AIMCO/OTC QRS, Inc., a Delaware
                               corporation, its sole General
                               Partner

                               By:  /s/ Harry Alcock          (SEAL)
                                  ----------------------------
                                    Harry Alcock
                                    Vice President



                               Pay to the order of GMAC COMMERCIAL MORTGAGE
                               CORPORATION, without recourse.

                                    HOUSING FINANCE AUTHORITY OF BROWARD
                                    COUNTY, FLORIDA

                                    By: /s/ Albert Cohen
                                       -----------------------
                                       Name:  Albert Cohen
                                       Title:    Chairman



                               Pay to the order of FEDERAL NATIONAL MORTGAGE ASSOCIATION, without recourse.

                                    GMAC COMMERCIAL MORTGAGE CORPORATION
                                    a California corporation

                                    By: /s/ Karen M. Nee
                                       ----------------------
                                       Karen M. Nee
                                       Senior Vice President